Exhibit 10.3

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 8, 2008, is made by and between AVP, Inc., a Delaware corporation (the “Company”), and RJSM Partners, LLC, a Delaware limited liability company (the “Investor”).

WHEREAS, the Company and the Investor have entered into that certain Subscription Agreement, dated as of the date hereof (the “Subscription Agreement”), pursuant to which the Investor has acquired 50,000 shares of Series B Convertible Preferred Stock (the “Preferred Stock”), convertible into shares of Common Stock (as defined therein) of the Company;

WHEREAS, the Company and the Investor have entered into that certain Securities Purchase Agreement, dated as of September 8, 2008 (the “Purchase Agreement”), pursuant to which the Investor: (i) as of the date hereof, has acquired an aggregate of 3,606,500 shares of the authorized but unissued Common Stock of the Company (the “Initial Restricted Shares”) and (ii) on or before September 15, 2008, will acquire an additional 2,000,000 shares of the authorized but unissued Common Stock of the Company (the “Secondary Restricted Shares” and, together with the Initial Restricted Shares, the “Restricted Shares”);

WHEREAS, the Company and the Investor have also entered into a Loan Agreement dated as of the date hereof (the “Loan Agreement”) pursuant to which the Investor has agreed to loan: (i) on the date hereof, $1,803,250 and (ii) on or before September 15, 2008, an additional $1,000,000 to the Company, and the Company has agreed to issue to the Investor Promissory Notes (the “Notes”) dated as of their respective dates to evidence the loans;

WHEREAS, the Restricted Shares will be delivered to the Investor pursuant to the terms and conditions of the Purchase Agreement, the Loan Agreement and the Notes and such delivery may occur on the Maturity Date (as defined in the Loan Agreement) or following a Change of Control (as defined in the Loan Agreement) or an election by the Investor to cause the Company to prepay any of the Loans;

WHEREAS, the Company and the Investor are entering into this Agreement as a condition to and in connection with the Investor’s entering into the Purchase Agreement and the Loan Agreement; and

WHEREAS, the Company and the Investor deem it to be in their respective best interests to set forth their rights in connection with public offerings and sales of the Preferred Stock and Common Stock.

NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.             Definitions.

All capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.  For the purposes of this Agreement, the following terms shall have the respective meanings set forth below or elsewhere in this Agreement as referred to below:

“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended and in effect from time to time.

“Preferred Stock” shall mean those shares of Series B Convertible Preferred Stock issued to the Investor pursuant to the Subscription Agreement.

“Prospectus” means the prospectus (including any preliminary prospectus and/or any final prospectus filed pursuant to Rule 424(b) under the Securities Act and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A, Rule 430B or Rule 430C under the Securities Act) included in a Registration Statement, as amended or supplemented by any prospectus supplement or any Issuer Free Writing Prospectus (as defined in Rule 433(h) under the Securities Act) with respect to the terms of the offering or any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to such prospectus, including all documents and other information incorporated by reference in such prospectus.

“Registrable Securities” shall mean, collectively, (a) the Common Stock issuable upon conversion of the Preferred Stock, (b) any Restricted Shares delivered to the Investor upon the occurrence of a Change of Control, following a request by the Investor for prepayment of the Loans or on the Maturity Date of the Loans, and (c) any other securities issued or issuable with respect to the Preferred Stock and Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, arrangement, merger, consolidation or other reorganization or otherwise; provided, however, that as to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities (v) if the Company’s shares of Common Stock are no longer registered under Section 12 of the Exchange Act or the Company is no longer required to file periodic reports with the Commission pursuant to Sections 13(a) or 15(d) of the Exchange Act, (w) when a registration statement with respect to the sale by the holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (x) when they have been sold to the public pursuant to Rule 144 or Rule 145 or other exemption from registration under the Securities Act, (y) when they have been acquired by the Company or (z) when they are able to be sold by the Investor without restriction as to volume or manner of sale pursuant to Rule 144 under the Securities Act as specified in a legal opinion to such effect rendered by counsel to the Company at its sole expense and reasonably acceptable to the Company’s Common Stock transfer agent.

“Registration Statement” means the Prospectus and other documents filed with the Commission to effect a registration under the Securities Act.

“Restricted Security” or “Restricted Securities” means any share of Preferred Stock or Common Stock except any that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the prospectus included in such registration statement; (ii) has been transferred by the holder in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto); or (iii) otherwise has been transferred by the holder and a new certificate representing a share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

2.                                      Registration and Sale.

(a)           Demand Registrations.

(1)                   Requests for Registration.  At any time after the Company delivers to the Investor shares of Restricted Shares in accordance with the terms and conditions of the Loan Agreement, the Investor may request in writing that the Company effect the registration of any number of Registrable Securities held by the Investor (a “Registration Request”).  Promptly after its receipt of any Registration Request but no later than ten (10) days after receipt of such Registration Request, the Company will give written notice of such request to the Investor, and will use its reasonable best efforts to register, in accordance with the provisions of this Agreement, all Registrable Securities that have been requested to be registered in the Registration Request or by the Investor  by written notice to the Company given within 15 business days after the date the Company has given such notice of the Registration Request.  The Company will pay all Registration Expenses (as defined below) incurred in connection with any registration pursuant to this Section 2(a).  Any registration requested by the Investor pursuant to this Section 2(a)(1) is referred to in this Agreement as a “Demand Registration.”

(2)                   Limitation on Demand Registrations.  The Investor will be entitled to initiate no more than three (3) Demand Registrations, and the Company will not be obligated to effect more than one Demand Registration in any six-month period.  Upon filing a Registration Statement, the Company will use its reasonable best efforts to keep such Registration Statement effective with the Commission at all times until the Registrable Securities have been sold in accordance with such Registration Statement.  No request for registration will count for the purposes of the limitations in this Section 2(a)(2) if (i) the Investor determines in good faith to withdraw the proposed registration prior to the effectiveness of the Registration Statement relating to such request due to marketing conditions or regulatory reasons relating to the Company (provided that this clause (i) shall cease to apply if the Investor has previously withdrawn a proposed registration), (ii) the Registration Statement relating to such request is not declared effective within 180 days of the date such Registration Statement is first filed with the Commission (other than by reason of the Investor having refused to proceed or provide any required information for inclusion therein) and the Investor withdraws the Registration Request prior to such Registration Statement being declared effective, provided that this clause (ii) shall not apply to a shelf Registration Statement on a Form S-3, and (iii) prior to the sale of at least 85% of the Registrable Securities included in the applicable registration relating to such request, such registration is adversely affected by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to the Investor’s reasonable satisfaction within thirty days of the date of such order.

(3)                   Short-Form Registrations.  In no event shall the Company be obligated to effect any registration other than pursuant to Form S-3 or any comparable or successor form or forms or any similar short-form registration (“Short-Form Registration”) unless it is not then eligible to utilize such form.

(4)                   Restrictions on Demand Registrations.  If the filing or initial effectiveness of a registration statement with respect to a Demand Registration would require the Company to make a public disclosure of material non-public information, which disclosure in the good faith judgment of the Board of Directors (i) would be required to be made in any Registration Statement so that such Registration Statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement, (iii) would reasonably be expected to materially adversely affect the Company or its business if made at such time or (iv) would reasonably be excepted to interfere with the Company’s ability to effect a planned or proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction, then the Company may upon giving prompt written notice of such action to the participants in such registration (each of whom hereby agrees to maintain the confidentiality of all information disclosed to such participants) delay the filing or initial effectiveness of, or suspend use of, such Registration Statement; provided, that the Company shall not be permitted to do so (x) for more than one-hundred twenty (120) days for a given occurrence of such a circumstance or (y) more than three times during any 12-month period.  In the event the Company exercises its rights under the preceding sentence, the Investor agrees to suspend, promptly upon its receipt of the notice referred to above, its use of any prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities.  If the Company so postpones the filing of a prospectus or the effectiveness of a Registration Statement, the Investor will be entitled to withdraw such request and, if such request is withdrawn, such registration request will not count for the purposes of the limitation set forth in Section 2(a)(2).  The Company will pay all Registration Expenses incurred in connection with any such aborted registration or prospectus.

(5)                   Selection of Underwriters.  If the Investor intends that the Registrable Securities covered by the Registration Request shall be distributed by means of an underwritten offering, the Investor will so advise the Company as a part of the Registration Request, and the Company will include such information in the notice sent by the Company to any known permitted transferees with respect to such Registration Request.  In such event, the lead underwriter to administer the offering will be chosen by the Company, subject to the prior written consent of the Investor, not to be unreasonably withheld or delayed.  If the offering is underwritten, the right of the Investor to registration pursuant to this Section 2(a) will be conditioned upon the Investor’s participation in such underwriting and the inclusion of the Investor’s Registrable Securities in the underwriting, and the Investor will (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.  If the Investor disapproves of the terms of the underwriting, the Investor may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

(6)                   Priority on Demand Registrations.  The Company will not include in any underwritten registration pursuant to this Section 2(a) any securities that are not Registrable Securities, without the prior written consent of the Investor.  If the managing underwriters advise the Company that in their reasonable opinion the number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of securities that can be sold in such offering without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), the Company will include in such offering only such number of securities that in the reasonable opinion of such managing underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, Registrable Securities of the Investor, (ii) second, Registrable Securities of any permitted transferee who has delivered written requests for registration pursuant to Section 2(a)(1), pro rata on the basis of the aggregate number of Registrable Securities owned by each such person, and (iii) third, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement.

(7)                   Effective Registration Statement.  A registration requested pursuant to Section 2(a)(1) shall not be deemed to have been effected unless it is declared effective by the Commission or is automatically effective upon filing pursuant to Rule 462 of the Securities Act and remains effective for the period specified in Section 2(a)(2).

(b)           Black-Out Periods.

(1)                   Notwithstanding anything to the contrary in this Agreement, at any time after the filing of the Registration Statement, the Company, by written notice to the Investor (a “Suspension Notice”), may suspend sales of the Registrable Securities pursuant to a Registration Statement for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than (x) an aggregate of 90 days in any rolling 12-month period commencing on the date of this Agreement or (y) more than 60 days in any rolling 90-day period), if any of the following events shall occur:  (1) a majority of the Board of Directors of the Company shall have determined in good faith that (A) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, merger, tender offer, business combination, corporate reorganization or other significant transaction involving the Company or (B) after the advice of counsel, the sale of Registrable Securities pursuant to the Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (C) (x) the Company has a bona fide business purpose for preserving the confidentiality of the proposed transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate the proposed transaction, or (z) the proposed transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable; or (2) a majority of the Board of Directors of the Company shall have determined in good faith, after the advice of counsel, that the Company is required by law, rule or regulation or that it is in the best interests of the Company to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of

(A) including in the Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (B) reflecting in the prospectus included in the Registration Statement any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (C) including in the prospectus included in the Registration Statement any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information.  Any period in which the use of the Registration Statement has been suspended in accordance with this Section 2(b) is sometimes referred to herein as a “Blackout Period.”  Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Investor’s best interests, as applicable, so as to permit the Company to resume sales of the Registrable Securities as soon as possible.

(2)                   The Investor shall not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after they have received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below).  If so directed by the Company, the Investor will deliver to the Company all copies (other than permanent file copies) then in the Investor’s possession of the prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice.  The Company may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Investor in the manner described above promptly following the conclusion of any Suspension Event and its effect.  Until the End of Suspension Notice is so given to the Investor, the Company’s obligations under Section 3 to update or keep current the Registration Statement and the Company’s right to sell Registrable Securities pursuant to the Registration Statement shall be suspended, provided that such suspension shall not exceed the periods specified in Section 2(b)(1) above.

(c)           Registration Procedures.  Subject to Section 2(a)(4), whenever the Investor of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 2(a) or 2(c) of this Agreement, the Company will use its reasonable best efforts to effect the registration and sale of such Registrable Securities as soon as reasonably practicable in accordance with the intended method of disposition thereof and pursuant thereto.  The Company shall use its reasonable efforts to as promptly as reasonably possible:

(1)                   prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, make all required filings with the Financial Industry Regulatory Authority and thereafter use its reasonable best efforts to cause such Registration Statement to become effective as soon as reasonably practicable and to remain effective as provided herein, provided that before filing a Registration Statement or any amendments or supplements thereto, the Company will, at the Company’s expense, furnish or otherwise make available to the Holders’ Counsel (as defined below) copies of all such documents proposed to be filed and such other documents reasonably requested by such counsel, which documents will be subject to review and comment of such counsel, including any comment letter from the Commission with respect to such filing or the documents incorporated by reference therein,;

(2)                   prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective for a period of either (A) not less than (i) six months, (ii) if such Registration Statement relates to an underwritten offering, such longer period as, based upon the opinion of counsel for the underwriters, a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (iii) continuously in the case of shelf registration statements and any shelf registration statement shall be filed upon its expiration (or in each case such shorter period ending on the date that the securities covered by such shelf registration statement cease to constitute Registrable Securities) or (B) such shorter period as will terminate when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement, and cause the related prospectus to be supplemented by any prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act;

(3)                   furnish to each seller of Registrable Securities, and each managing underwriter, if any, such number of copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary prospectus, final prospectus, any other prospectus (including any prospectus filed under Rule 424, Rule 430A or Rule 430B under the Securities Act and any “issuer free writing prospectus” as such term is defined under Rule 433 promulgated under the Securities Act), all exhibits and other documents filed therewith and such other documents as such seller or such managing underwriter may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller, and upon request a copy of any and all transmittal letters or other correspondence to or received from, the Commission or any other Governmental Entity relating to such offer;

(4)                   register or qualify (or exempt from registration or qualification) such Registrable Securities, and keep such registration or qualification (or exemption therefrom) effective, under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things that may be reasonably necessary or reasonably advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(5)                   notify each seller of such Registrable Securities, the holders’ counsel and the managing underwriter(s), if any, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, prospectus or documents and, as soon as reasonably practicable (but subject to the delay provisions of Section 2(a)(4)), prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of any prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statement therein, in light of the circumstances in which they were made, not misleading;

(6)                   notify each seller of any Registrable Securities covered by such Registration Statement, the Holders’ Counsel and the managing underwriter(s), if any, (i) when such Registration Statement or the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to such Registration Statement or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for any of such purposes, (iv) if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 2(d)(11) below cease to be true and correct, and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose;

(7)                   upon the occurrence of an event contemplated in Section 2(d)(5) or in Section 2(d)(6)(ii), (d)(6)(iii), (d)(6)(iv) or (d)(6)(v) (but subject to the delay provisions of Section 2(a)(4)), prepare a supplement or amendment to the Registration Statement or supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that such prospectus as thereafter delivered to the sellers of such Registrable Securities will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(8)                   cause all such Registrable Securities to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed;

(9)                   provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(10)                 enter into such customary agreements (including underwriting agreements and lock-up agreements in customary form, and including provisions with respect to indemnification and contribution in customary form) and take all such other customary actions as the Investor or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, making members of management and executives of the Company available to participate in “road show,” similar sales events and other marketing activities; provided that the Company shall not be required to make members of management and executives of the Company so available for more than five consecutive days or more than 10 days in any 365-day period);

(11)                 in connection with any underwritten offering, make such representations and warranties to the sellers and the managing underwriter(s), if any, with respect to the business of the Company and the Company Subsidiaries, and the Registration Statement, prospectus, and documents incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by the issuer in underwritten offerings, and, if true, make customary confirmations of the same if and when requested;

(12)                 if requested by any seller of Registrable Securities, or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the seller or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request;

(13)                 in the case of certificated Registrable Securities, cooperate with the sellers of such Registrable Securities and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each seller that that the Registrable Securities represented by the certificates so delivered by such seller will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the sellers or managing underwriters, if any, may request prior to any sale of Registrable Securities;

(14)                 make available for inspection by any seller of Registrable Securities and the holders’ counsel, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and documents relating to the business of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement, provided that it shall be a condition to such inspection and receipt of such information that the inspecting person (i) enter into a confidentiality agreement in form and substance reasonably satisfactory to the Company and (ii) agree to minimize the disruption to the Company’s business in connection with the foregoing;

(15)                 otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and any applicable national securities exchange;

(16)                 timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(17)                 in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use every reasonable effort to promptly obtain the withdrawal of such order;

(18)                 obtain one or more comfort letters, addressed to the underwriters, if any, dated the effective date of such Registration Statement and the date of the closing under the underwriting agreement for such offering, signed by the Company’s independent public accountants (and if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) in customary form and covering such matters of the type customarily covered by comfort letters as such underwriters shall reasonably request;

(19)                 provide legal opinions of the Company’s counsel, addressed to the underwriters, if any, dated the date of the closing under the underwriting agreement, with respect to the Registration Statement, each amendment and supplement thereto (including the preliminary prospectus) and such other documents relating thereto as the underwriter shall reasonably request in customary form and covering such matters of the type customarily covered by legal opinions of such nature; and

(20)                 obtain any required regulatory approval necessary for the Investor to sell its Registrable Securities in an offering.

(d)           Registration Expenses.

(1)                   Except as otherwise provided in this Agreement, all expenses incidental to the Company’s performance of or compliance with this Section 2, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger, telephone and delivery expenses, expenses incurred in connection with any road show, and fees and disbursements of counsel for the Company and all independent certified public accountants and other persons retained by the Company (all such expenses, “Registration Expenses”), will be borne by the Company.  The holders of the securities so registered shall pay all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities hereunder and any other Registration Expenses required by law to be paid by a selling holder pro rata on the basis of the amount of proceeds from the sale of their shares so registered.

(2)                   In connection with each Demand Registration, the Company will reimburse holder’s counsel for their reasonable fees and disbursements.

(e)           Participation in Underwritten Registrations.

(1)                   The Investor may not participate in any registration hereunder that is underwritten unless the Investor (i) agrees to sell its Registrable Securities on the basis provided in the underwriting arrangements in customary form entered into pursuant to this Agreement (including pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no such person will be required to sell more than the number of Registrable Securities that such person has requested the Company to include in any registration), (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, provided that such person shall not be required to make any representations or warranties other than those related to title and ownership of shares and as to the accuracy and completeness of statements made in a Registration Statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company or the managing underwriter(s) by such person, and (iii) cooperates with the Company’s reasonable requests in connection with such registration or qualification (it being understood that the Company’s failure to perform its obligations hereunder, which failure is caused by such person’s failure to cooperate with such reasonable requests, will not constitute a breach by the Company of this Agreement).  Notwithstanding any other provision of this Section 2(e)(1), if the managing underwriter(s) advise the Company that marketing factors require a limitation on the number of securities to be underwritten (including Registrable Securities), then the Company shall so advise the Investor, and the number of shares that may be included in the underwritten registration shall be reduced accordingly.  Any Registrable Securities excluded or withdrawn from such underwritten registration shall be withdrawn from the registration.  Notwithstanding the foregoing, the liability of the Investor participating in such an underwritten registration shall be limited to an amount equal to the amount of gross proceeds attributable to the sale of the Investor’s Registrable Securities.

(2)                   Each person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2 (d)(5) and (d)(6), such person will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until such person receives copies of a supplemented or amended prospectus as contemplated by such Section 2(d)(5), (d)(6) and (d)(7).  In the event the Company gives any such notice, the applicable time period mentioned in Section 2(d)(2) during which a Registration Statement is to remain effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 2(f)(2) to and including the date when each seller of a Registrable Security covered by such Registration Statement will have received the copies of the supplemented or amended prospectus contemplated by Section 2(d)(5), (d)(6) and (d)(7).

(f)            Termination of Registration Rights.  The Investor’s registration rights as to any securities held by such Holder (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities.

(g)           Furnishing Information.

(1)                   The Investor shall not use any free writing prospectus (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.

(2)                   It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2(a), (c) and (d) that the Investor and the underwriters, if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Registrable Securities.

(h)           Indemnification.

(1)                   The Company agrees to indemnify the Investor, and its respective officers, directors, employees, agents, representatives and Affiliates, and each Person, if any, that controls it within the meaning of the Securities Act and the rules and regulations promulgated thereunder (each, an “Indemnitee”), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals incurred in connection with investigating, defending, settling, compromising or paying any such losses, claims, damages, actions, liabilities, costs and expenses), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Investor (or any amendment or supplement thereto); or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by the Investor (or any amendment or supplement thereto), in reliance upon and in conformity with information furnished expressly for use in connection with such registration by any Indemnitee and provided further, that the foregoing indemnification agreement with respect to any preliminary prospectus shall not inure to the benefit of any Indemnitee, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if sufficient copies of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) were provided to the Investor by the Company but were not sent or given by or on behalf of the Investor or underwriter or other aforementioned person to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability, or (ii) offers or sales effected by or on behalf such Indemnitee “by means of” (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Company.

(2)                   If the indemnification provided for in Section 2(i)(1) is unavailable to an Indemnitee with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the

Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations.  The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and each holder agree that it would not be just and equitable if contribution pursuant to this Section 2(i)(2) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 2(i)(1).  No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

(i)            Rule 144 Reporting.  With a view to making available to the Investor the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(1)                   make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(2)                   file with the Commission, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(3)                   so long as the Investor owns any Registrable Securities, furnish to the Investor forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as such the Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

(j)            As used in this Section 2, the following terms shall have the following respective meanings:

(1)                   “holders’ counsel” means one counsel for the selling Investor chosen by the Investor holding a majority interest in the Registrable Securities being registered.

(2)                   “Rule 144”, “Rule 159A”, “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

3.             Miscellaneous.

(a)           Notices.  All notices and other communications pursuant to this Agreement shall be delivered or sent in accordance with Section 7.4 of the Purchase Agreement.

(b)           Assignment.  The right to have the Company register Registrable Securities pursuant to this Agreement may be assigned or transferred only with the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), and any such assignment or transfer without such consent shall be void and of no effect.  In the event of any such permitted assignment or transfer by the Investor to any permitted transferee of all or any portion of such Registrable Securities, such transfer will be allowed only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment, the Registrable Securities so transferred or assigned to the transferee or assignee constitute Restricted Securities, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (e) the Company is furnished with an opinion of counsel, which counsel and opinion shall be satisfactory to the Company, to the effect that the permitted assignment would be in compliance with the Securities Act and any applicable state or other securities laws.  For the purposes of this Agreement, (i) any reference to Investor herein shall include a permitted transferee or a permitted assignee of the registration rights hereunder and (ii) any Registrable Securities held by the Investor and a permitted transferee or a permitted assignee shall be aggregated for the purposes of any calculation under this Agreement.

(c)           Amendment and Waiver.  This Agreement may not be amended except by an instrument in writing signed by the Company and by the Investor.  Any waiver, pursuant to this Subsection 3(c), of a breach of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

(d)           Governing Law; Headings.  This agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of law provisions of such state.  The headings in this Agreement are for convenience only and shall not affect the construction hereof.

(e)           Severability.  In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(f)            Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.  This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to the subject matter contained herein and therein.

(g)           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

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IN WITNESS WHEREOF, the Company and the Investor have executed this Agreement as of the date first above written.

AVP, INC.

By:	/s/ Leonard Armato
	Name:	Leonard Armato
	Title:	CEO, Chairman, and Commissioner

RJSM PARTNERS, LLC

By:	/s/ Nicholas Lewin
Name:
Title: